UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2012

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road Warren, New Jersey		07059
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index to Current Report on Form 8-K Filed on February 28, 2012
Exhibit 10.1	Schedule of Salary Actions for Named Executive Officers
Exhibit 10.2	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)
Exhibit 10.3	Amendment No. 3, dated as of February 23, 2012, to Employment Agreement, dated as of January 21, 2003, between The Chubb Corporation and John D. Finnegan

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	2012 Annual Incentive Compensation Award Criterion. On February 22, 2012, the Organization & Compensation Committee (the Compensation Committee) of The Chubb Corporation (Chubb) determined that the performance goal to be used for calculating 2012 annual incentive compensation awards will be Chubb’s 2012 operating income, subject to adjustment to account for the reduction in investment income attributable to Chubb’s repurchase of shares of common stock.

Salary Actions. On February 22, 2012, the Compensation Committee approved the 2012 base salaries for the following named executive officers: John D. Finnegan, Richard G. Spiro, Paul J. Krump, Dino E. Robusto and Harold L. Morrison, Jr. A schedule of the salaries of Chubb’s named executive officers is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 5.02. The new salaries are effective as of April 1, 2012.

Form of Performance Unit Award Agreement. On February 22, 2012, the Compensation Committee approved a form of performance unit award agreement under The Chubb Corporation Long-Term Incentive Plan (2009), which form of agreement is filed herewith as Exhibit 10.2 and is incorporated by reference into this Item 5.02.

Amendment to Employment Agreement. On February 23, 2012, Chubb’s Board of Directors and John D. Finnegan agreed to an amendment to Mr. Finnegan’s employment agreement (the Employment Agreement). The Amendment is a technical change, which clarifies the timing of the delivery obligations with respect to the release attached as Exhibit D to the Employment Agreement. A copy of the amendment is filed herewith as Exhibit 10.3 and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Schedule of Salary Actions for Named Executive Officers

10.2	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

10.3	Amendment No. 3, dated as of February 23, 2012, to Employment Agreement, dated as of January 21, 2003, between The Chubb Corporation and John D. Finnegan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: February 28, 2012	By:	/s/ W. Andrew Macan
Name: W. Andrew Macan
Title: Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

FILED ON FEBRUARY 28, 2012

Exhibit No.	Description

10.1	Schedule of Salary Actions for Named Executive Officers

10.2	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

10.3	Amendment No. 3, dated as of February 23, 2012, to Employment Agreement, dated as of January 21, 2003, between The Chubb Corporation and John D. Finnegan